Vystar Investor Presentation NOVEMBER 2009

Why Vytex NRL? Latex Allergy Concerns 3%* general population 17% healthcare workers 10% condom users Global Environmental Awareness Vytex: all natural, renewable resource Increased use petroleum-based  synthetics Human carcinogenicity/ toxicity Proven Raw Material 40,000+ products made with natural rubber latex $2.6B global market Superior performance over synthetics *Source: American Latex Allergy Association

1.6% 22.4K Mexico US Europe 4.2% 59K US Europe 6.8% 60K US   SE Asia India 12.5% 75K SE Asia India 35.8% 504K SE Asia India US Potential: 1.3 million metric tonnes annually (2010) Source: International Rubber Study Group, 2006 Large Global Marketplace ($2.6B) Gloves Threads Foams Other Dip Carpet Adhesives Balloons Condoms Shoes Catheters Other

Antunes et al. 2002 Mat Chem Phys 76:243-249         Al(OH)3 Crystals Generated in Distilled Water Vytex NRL Technology Vytex technology uses aluminum hydroxide to remove proteins Proteins and lutoids bond to the craggy and reactive surface area of Al(OH) 3  crystals Al(OH)3 and impurities removed during centrifugation

Vytex NRL Technology Protein Al(OH)3 crystal Field latex containing water soluble protein Solid Al(OH)3 Protein-adsorbed Al(OH)3 Protein-adsorbed Al(OH)3 Recovery  & Recycling Skim layer Centrifugation

Vytex: An Adaptive Technology Latex production    Malaysia/Thailand    India    Guatemala

The Accomplishments and Future of Vystar - R & D Technical Regulatory   Line Extensions   Process Improvements to Reduce COGS   Advanced  Material Testing to Enhance Value   Clinical Studies: Peer Reviewed and Published     - - Industry Leadership   ASTM Category 5   Global Participation in Key Industry Conferences SEC Reporting Company   SEC Clearance  OTC BB: VYST  (August 2009)   FINRA Clearance (September 2009)   Penson Approval  (October 2009)   DTC Filing (October 2009)   Product Expansion (Low Nitrosamine,  PV Condom)   Reduce COGS   Advanced Material Testing   Clinical Studies: Peer Reviewed and Published   US FDA  Expansion of  Protein Claims   510(k) Condoms and Exam Gloves   Lowest Protein Claim for Condoms on Market

Management Team Extensive sales, marketing and advertising management experience  B2B and B2C Successful IPO and secondary offering experience Broad regulatory and financial expertise William R. Doyle, President/CEO Sandra G. Parker, Executive Vice President, Business Development and Marketing Matthew P. Clark, Vice President, Technical Sales Linda S. Hammock, CPA, Acting Chief Financial Officer Dawn E. Ely, JD, General Counsel and Chief Legal Officer Organizational Depth

Board of Directors Broad experience in capital markets Extensive experience in OTC trading Community bank start-up expertise Entrepreneurial success Proven leadership across diverse markets and industries   William R. Doyle, President/CEO, Chairman of the Board Directors J. Douglas Craft, CEO, Medicraft, Inc. Joseph C. Allegra, M.D., Founder/Owner, Diamond II Investments, Oncology Molecular Imaging, Pediatric Urgent Care Mitsy Y. Mangum, WMS, RPC, Vice President, Investments, MidSouth Capital W. Dean Waters, Senior Vice President, Commerce Street Capital Seth Goldberg, JD, Partner, Steptoe & Johnson (Advisor to Board)

Created by Nature. Recreated by Science.®



Advisors

- Extensive raw materials research and development
- Known expertise on natural rubber latex
- Active management P&L responsibilities and purchasing influence
- Noted clinical authors and speakers

Technical

Catharine C. Calkins-Burke, Ph.D
Ranjit K. Matthan, Ph.D, KA Prevulcanised P Ltd.
Mark C. Swanson, Quan-Tec Air, Inc.; formerly Mayo Foundation
Michael Dochniak, Jasmine Elastomerics
Selvaraj V M Muthuraja, Stratoshift Technologies, Sdn Bhd

Clinical

Sinoma Brown, RN, formerly Shands at University of Florida
Larry Creech, RN, Carillon Clinic
Susan Jones, RN, UCLA Medical Center
Margaret Meeker, RN, formerly Ohio State University Medical Center
Parker Lee, formerly CEO, Ansell Medical Products, Ansell Ltd.

VYSTAR CORPORATION

Market Pricing Trends

Financial Projections THE FOLLOWING PROJECTIONS ARE FORWARD-LOOKING STATEMENTS.  WE MAY NOT ACTUALLY ACHIEVE THE PROJECTIONS DISCLOSED AND YOU SHOULD NOT PLACE UNDUE RELIANCE UPON SUCH FORWARD-LOOKING STATEMENTS.  ACTUAL RESULTS COULD DIFFER MATERIALLY FROM SUCH PROJECTIONS.  IN OUR PRIVATE PLACEMENT MEMORANDUM DATED OCTOBER 28, 2009, WE HAVE INCLUDED IMPORTANT FACTORS IN THE “RISK FACTORS” SECTION OF THE MEMORANDUM THAT WE BELIEVE COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE PROJECTIONS THAT WE MAKE.  OUR FORWARD-LOOKING STATEMENTS DO NOT REFLECT THE POTENTIAL IMPACT OF ANY FUTURE ACQUISITIONS, MERGERS, DISPOSITIONS, JOINT VENTURES OR INVESTMENTS WE MAY MAKE. YOU SHOULD READ OUR PRIVATE PLACEMENT MEMORANDUM COMPLETELY AND WITH THE UNDERSTANDING THAT OUR ACTUAL FUTURE RESULTS MAY BE MATERIALLY DIFFERENT FROM WHAT WE EXPECT.  WE DO NOT ASSUME ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

2009 Projections Vystar Corporation FY 2009 (in 000's) Actual Results Projected Q1 Q2 Q3 Q4 Total Net Product Sales $       11 $         1 $         6 $       32 $            50 Licensing Revenue             -             -             -             -                  - Total Net Revenue           11            1            6           32               50 Gross Margin - Product            3           (1)             -            6                 8 Gross Margin - Licensing             -             -             -             -                  - Operating expenses         511         560         485         474           2,030 Net Income (Loss) $    (508) $    (561) $    (485) $    (468) $      (2,022) Cash Balance, End of Period $  1,253 $  1,345 $     722 $     780 $          780 Sales, in tonnes:          3.5            0.5            2.7        19.0               25.7 Product Sales          3.5          0.5          2.7        19.0             25.7 Licensing Sales           -                -                -              -                     -

2010 Projections Vystar Corporation FY 2010 (in 000's) Projected Results Q1 Q2 Q3 Q4 Total Net Product Sales $     210 $     395 $   1,949 $     3,929 $          6,483 Licensing Revenue           11           81          172            237                501 Total Net Revenue         221         476       2,121         4,166             6,984 Gross Margin - Product           50          105          525         1,059             1,739 Gross Margin - Licensing           11            81          172            237                501 Operating expenses         637          651          617            594             2,499 Net Income (Loss) $   (576) $    (465) $        80 $        702 $          (259) Cash Balance, End of Period $   1,965 $    1,789 $      936 $     1,264 $         1,264 Sales, in tonnes:        115.0         303.0       1,174.0        2,210.0            3,802.0 Product Sales        100.0       188.0       928.0      1,871.0                    3,087.0 Licensing Sales         15.0         115.0         246.0           339.0               715.0

2011 Projections Vystar Corporation FY 2011 (in 000's) Projected Results Q1 Q2 Q3 Q4 Total Net Product Sales $   4,326    $   4,717    $   5,893 $   6,044    $         20,980   Licensing Revenue          358          578          840       1,207               2,983 Total Net Revenue       4,684          5,295       6,733       7,251             23,963   Gross Margin - Product       1,164                   1,267          1,583        1,620               5,634    Gross Margin - Licensing          358         578          840       1,207               2,983 Operating expenses          853       1,187       1,794      2,188               6,022 Net Income (Loss) $      669 $     658 $      629 $     639 $           2,595 Cash Balance, End of Period $   1,766 $   2,576 $   3,821 $   5,727 $           5,727 Sales, in tonnes:    2,571.0      3,071.0      4,006.0      4,603.0             14,251.0 Product Sales    2,060.0       2,246.0     2,806.0    2,878.0             9,990.0 Licensing Sales       511.0         825.0      1,200.0      1,725.0               4,261.0

Vystar Offering (Refer to PPM) Offer Up to 1,000,000 Shares of Common Stock and Warrants to Purchase up to 1,000,000 Shares of Common Stock Offering Offer Total Shares Outstanding Offer Price Offering Price $2.00 per Share Total: $2,000,000 Warrants 500,000 at  $1.50/share Exercisable within 12 months 500,000 at  $3.25/share Exercisable within 24 months 12,787,274

Why Invest in Vystar? Large Global Market 40,000 products made with natural rubber latex $2.6B market Fully Commercialized Address Allergenicity Concerns Virtually undetectable levels of antigenic protein Endorsed by American Latex Allergy Association Green Footprint All natural, renewable resource Biodegradable No VOCs No known human carcinogens FDA 510(k) Clearances Highly prized 510(k) clearance for lowest antigenic protein claim on market